Exhibit 99-1

                                                    News Release

                                                    Vectren Corporation

                                                    P.O. Box 209

                                                    Evansville, IN 47702-0209

 April 24, 2002

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                        Reports 1st Quarter 2002 Results

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) reported 2002 first quarter earnings of $45.6 million, or $.68 per share, compared to net income of $44.4 million, or $.68 per share, for the same period a year ago. Earnings for the first quarter of 2001, before nonrecurring items, were $42.8 million, or $.66 per share. Weather for the first quarter of 2002 was 10 percent warmer than the same period last year.

"The results for the first quarter of 2002 were strong considering the warm weather and that we are just now beginning to emerge from an economic slowdown," said Niel C. Ellerbrook, Vectren's Chairman and CEO. "To date we have experienced only about one half of our heating weather and are just beginning our cooling season. In addition, our energy marketing and coal mining groups continue to be strong performers." added Ellerbrook.

Specific highlights for the quarter include:

o Regulated earnings increased 14 percent to $40.6 million from $35.7 million. The warm weather in the first quarter of 2002, compared to the same quarter last year, impacted earnings unfavorably by approximately $.12 per share. In 2001, the extraordinarily high gas prices had unfavorable impacts on margins and operating costs, including uncollectible accounts expense, interest and excise taxes. Any carryover impact into 2002 has been relatively minor.

o Nonregulated earnings were $5.0 million for the first quarter 2002 as compared to $7.5 million for the same period last year. The first quarter of 2001 included a $2.4 million after tax gain as the result of the sale of an investment in a gathering and processing company.

Please SEE ATTACHED unaudited schedules for additional financial information.

Live Webcast:
In conjunction with this earnings release, you are invited to listen in real-time to a conference call on April 25 at 10:00 a.m. EDT. A link to the live webcast and supporting slides will be available on Vectren's website at www.vectren.com. The call will be available for replay on Vectren's website as well as at (719) 457-0820, passcode 653812.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to nearly one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These include gas marketing and related services; coal production and sales; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three month periods ended March 31 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

Safe Harbor for Forward Looking Statements:
This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in this news release and subsequent discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.


Investor Contact:     Steven M. Schein, (812) 491-4209, sschein@vectren.com
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com

                                       ###


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


                               VECTREN CORPORATION
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)


                                                          Three Months          Twelve Months
                                                         Ended March 31         Ended March 31
                                                      --------------------  ----------------------
                                                          2002       2001        2002        2001
                                                      ---------  ---------  ----------  ----------
OPERATING REVENUE:
    Gas utility                                       $ 357,104  $ 523,657  $  864,966  $1,141,565
    Electric utility                                    126,800     88,209     417,458     351,628
    Energy services and other                           151,288    271,990     638,925     679,790
                                                      ---------  ---------  ----------  ----------
            Total operating revenues                    635,192    883,856   1,921,349   2,172,983
                                                      ---------  ---------  ----------  ----------

OPERATING EXPENSES:
    Cost of gas sold                                    230,036    404,149     534,111     838,162
    Fuel for electric generation                         17,790     17,984      74,208      75,482
    Purchased electric energy                            59,823     13,153     138,336      46,070
    Cost of energy services and other                   139,352    261,782     597,733     650,296
    Other operating                                      56,578     61,356     232,139     214,363
    Merger and integration costs                              -        962       1,847      14,926
    Restructuring costs                                       -          -      19,048           -
    Depreciation and amortization                        29,074     31,471     121,277     114,470
    Taxes other than income taxes                        18,257     19,543      52,267      48,953
                                                      ---------  ---------  ----------  ----------
            Total operating expenses                    550,910    810,400   1,770,966   2,002,722
                                                      ---------  ---------  ----------  ----------

OPERATING INCOME                                         84,282     73,456     150,383     170,261

OTHER INCOME:
    Equity in earnings of unconsolidated
         affiliates                                       2,348      5,932      10,520      13,942
    Other - net                                           1,392      2,835      14,814      14,273
                                                      ---------  ---------  ----------  ----------
            Total other income                            3,740      8,767      25,334      28,215
                                                      ---------  ---------  ----------  ----------
INTEREST EXPENSE                                         19,844     22,819      79,604      67,678
                                                      ---------  ---------  ----------  ----------

INCOME BEFORE INCOME TAXES                               68,178     59,404      96,113     130,798

INCOME TAXES                                             22,736     18,775      22,577      38,644

MINORITY INTEREST IN SUBSIDIARY                            (209)       (22)        433         840

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY                 7        238         527         986
                                                      ---------  ---------  ----------  ----------

INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET         $  45,644  $  40,413  $   72,576  $   90,328

EXTRAORDINARY LOSS, NET                                       -          -      (7,706)          -

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                                -      3,938           -       3,938
                                                      ---------   --------   ---------  ----------

NET INCOME                                            $  45,644  $  44,351  $   64,870  $   94,266


AVERAGE COMMON SHARES OUTSTANDING                        67,533     65,604      67,521      62,446
DILUTED COMMON SHARES OUTSTANDING                        67,806     65,758      67,658      62,498

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
    EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET     $    0.68  $    0.62  $     1.07  $     1.45
    EXTRAORDINARY LOSS, NET                                   -          -       (0.11)          -
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                            -       0.06           -        0.06
                                                      ---------  ---------   ---------  ----------
    EARNINGS PER SHARE OF COMMON STOCK                $    0.68  $    0.68  $     0.96  $     1.51

  DILUTED:
    INCOME BEFORE EXTRAORDINARY LOSS AND CUMULATIVE
    EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET     $    0.67  $    0.61  $     1.07  $     1.45
    EXTRAORDINARY LOSS, NET                                   -          -       (0.11)          -
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE, NET                                            -       0.06           -        0.06
                                                      ---------  ---------  ----------  ----------
    EARNINGS PER SHARE OF COMMON STOCK                $    0.67  $    0.67  $     0.96  $     1.51


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

                            VECTREN UTILITY HOLDINGS
                            AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)


                                                    Three Months         Twelve Months
                                                   Ended March 31        Ended March 31
                                                --------------------  ----------------------
                                                    2002       2001        2002        2001
                                                ---------  ---------  ----------  ----------
OPERATING REVENUE:
    Gas utility                                 $ 357,105  $ 523,658  $  864,966  $1,141,565
    Electric utility                              126,800     88,209     417,458     351,628
                                                ---------  ---------  ----------  ----------
            Total operating revenues              483,905    611,867   1,282,424   1,493,193
                                                ---------  ---------  ----------  ----------
OPERATING EXPENSES:
    Cost of gas sold                              230,352    404,149     534,427     838,163
    Fuel for electric generation                   17,791     17,984      74,208      75,483
    Purchased electric energy                      59,823     13,153     138,336      46,070
    Other operating                                55,793     61,470     229,034     224,964
    Merger and integration costs                        -        982       1,813       7,887
    Restructuring costs                                 -          -      15,010           -
    Depreciation and amortization                  23,604     24,770      95,720      86,692
    Income Taxes                                   22,299     17,808      27,171      41,896
    Taxes other than income taxes                  17,923     19,136      50,112      47,182
                                                ---------  ---------  ----------  ----------
            Total operating expenses              427,585    559,452   1,165,831   1,368,337
                                                ---------  ---------  ----------  ----------

OPERATING INCOME                                   56,320     52,415     116,593     124,856

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                   (575)         -        (575)          -
    Other - net                                     1,725       (959)      7,650       3,198
                                                ---------  ---------  ----------  ----------
            Total other income                      1,150       (959)      7,075       3,198
                                                ---------  ---------  ----------  ----------

INTEREST EXPENSE                                   16,883     19,483      67,559      55,762
                                                ---------  ---------  ----------  ----------

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARY           7        238         527         987
                                                ---------  ---------  ----------  ----------

INCOME BEFORE CUMULATIVE  EFFECT OF
CHANGE IN ACCOUNTING PRINCIPLE, NET             $  40,580  $  31,735  $   55,582  $   71,305

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                                          -      3,938           -       3,938
                                                ---------  ---------  ----------  ----------

NET INCOME                                      $  40,580  $  35,673  $   55,582  $   75,243


AVERAGE COMMON SHARES OUTSTANDING                  67,533     65,604      67,521      62,446
DILUTED COMMON SHARES OUTSTANDING                  67,806     65,758      67,658      62,498

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    INCOME BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE, NET         $    0.60  $    0.48  $     0.82  $     1.14
    CUMULATIVE  EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, NET                           -       0.06           -        0.06
                                                ---------  ---------  ----------  ----------
    EARNINGS PER SHARE OF COMMON STOCK          $    0.60  $    0.54  $     0.82  $     1.20

  DILUTED:
    INCOME BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE, NET         $    0.60  $    0.48  $     0.82  $     1.14
    CUMULATIVE  EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, NET                           -       0.06           -        0.06
                                                ---------  ---------  ----------  ----------
    EARNINGS PER SHARE OF COMMON STOCK          $    0.60  $    0.54  $     0.82  $     1.20


                  VECTREN CORPORATION
                      HIGHLIGHTS                   3 Months           12 Months
                                                Ended March 31     Ended March 31
         (millions, except per share amounts)   ----------------------------------
                      (Unaudited)                2002      2001     2002  *  2001
-----------------------------------------------------------------------------------
Reported Earnings:
     Utility Group                               $ 40.6    $ 35.7   $ 55.5  $ 75.3
     Non-regulated Group                            5.0       7.5      9.7    21.7
     Corporate and Other                              -       1.2     (0.3)   (2.7)
                                                --------  --------  ------  -------

     Vectren Consolidated                        $ 45.6    $ 44.4   $ 64.9  $ 94.3

Merger, Integration and Restructuring Costs:
     Utility Group                                  $ -     $ 2.3   $ 14.7  $ 15.5
     Non-regulated Group                              -         -      2.2     0.2
     Corporate and Other                              -         -      0.6     4.1
                                                --------  --------  ------  -------

     Total                                            -       2.3     17.5    19.8

Other Non-Recurring Items:
     Utility Group-Cumulative Effect of
       Adoption of FAS 133                       $   -     $  3.9   $    -  $  3.9
     Non-regulated Group-Extraordinary
       Loss in 2001                                  -         -      (7.7)      -
                                                --------  --------  ------  ------

Income From Operations:

     Utility Group                               $ 40.6    $ 34.1   $ 70.2  $ 86.9

     Non-regulated Group
        Energy Marketing and Services               4.4       5.0     11.3    10.1
        Coal Mining                                 2.9       1.9     14.4     5.8
        Utility Infrastructure Services            (0.5)     (0.7)    (0.4)   (0.5)
        Broadband                                   0.1      (0.1)       -    (0.7)
        Other Businesses                           (1.9)      1.4     (5.7)    7.2
                                                --------  --------  ------  -------
        Total Non-regulated Group                   5.0       7.5     19.6    21.9

     Corporate and Other                             -        1.2      0.3     1.4
                                                --------  --------  ------  -------

     Vectren Consolidated                        $ 45.6    $ 42.8   $ 90.1  $110.2
                                                ========  ========  ======  =======

Vectren Selected Highlights
                                                12 months        12 months
                                                  Ended            Ended
                                                March 31          March 31
                                                  2002              2001
                                                --------          --------

Dividends Paid (per common share, 12 months)     $ 1.04            $ 1.00

Annualized Dividend                              $ 1.06            $ 1.02

Dividend Yield (at close)                           4.1%              4.8%

Dividend Payout Ratio                             108.3%             66.2%

Dividend to Book Value                              8.2%              7.9%

Return on Average Shareholder Equity                7.4%             11.8%

Book Value Per Share                             $12.91            $12.92

Market to Book Value (at close)                     199%              166%

Common Stock Prices (VVC - NYSE)

High                                             $25.95            $24.44

Low                                              $22.45            $20.50

Close                                            $25.69            $21.40

Price/Earnings Ratio (trailing)                    26.8              14.2

Percent Internally Generated Funds -
   Utility Group                                     70%              100%

Ratio of Earnings to Fixed Charges -
   SEC Method

        Consolidated                                2.2               2.9
        Utility Group                               2.2               3.0


* Selected highlights for the twelve months ended March 31, 2001, include five months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.


     SELECTED GAS DISTRIBUTION          3 Months                 12 Months
       OPERATING STATISTICS          Ended March 31            Ended March 31
                                 -----------------------   -----------------------
           (Unaudited)               2002          2001        2002  *      2001
------------------------------   ----------   ----------   ----------   ----------
GAS OPERATING REVENUES (Thousands):

     Residential                 $  245,136   $  351,990   $  571,935   $  750,943

     Commercial                      82,063      126,641      200,322      265,895

     Contract                        28,392       41,487       84,113      114,740

     Miscellaneous Revenue            1,513        3,539        8,596        9,987
                                 ----------   ----------   ----------   ----------
                                 $  357,104   $  523,657   $  864,966   $1,141,565
                                 ==========   ==========   ==========   ==========

GAS MARGIN  (Thousands):

     Operating Revenues          $  357,104   $  523,657   $  864,966   $1,141,565

     Cost of Gas                    230,036      404,149      534,111      838,162
                                 ----------   ----------   ----------   ----------
     Margin                      $  127,068   $  119,508   $  330,855   $  303,403
                                 ==========   ==========   ==========   ==========

GAS SOLD & TRANSPORTED (MDth):

     Residential                     36,064       37,791       72,347       79,884

     Commercial                      13,141       14,300       27,319       30,913

     Contract                        28,692       30,586       95,314       96,574
                                 ----------   ----------   ----------   ----------
                                     77,897       82,677      194,980      207,371
                                 ==========   ==========   ==========   ==========

AVERAGE GAS CUSTOMERS:

     Residential                    874,605      865,040      861,180      856,226

     Commercial                      80,671       80,274       79,767       79,662

     Contract                         4,275        4,334        4,297        4,337
                                 ----------   ----------   ----------   ----------
                                    959,551      949,648      945,244      940,225
                                 ==========   ==========   ==========   ==========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                  88%          98%          85%         107%

* Gas operating statistics for the twelve months ended March 31, 2001 include five months of operations from the acquisition of the Ohio operations on October 31, 2000.


            SELECTED ELECTRIC              3 Months                12 Months
           OPERATING STATISTICS         Ended March 31           Ended March 31
                                    ----------------------  ------------------------
               (Unaudited)               2002        2001         2002         2001
                                    ----------  ----------  -----------  -----------
ELECTRIC OPERATING REVENUES (Thousands):
     Residential                    $   23,160  $   21,892  $    97,763  $    96,035

     Commercial                         17,638      16,449       75,396       75,389

     Industrial                         20,149      18,453       83,719       83,069

     Miscellaneous Revenue                 933       1,395        4,264        4,528
                                    ----------  ----------  -----------  -----------

       Total Retail                     61,880      58,189      261,142      259,021
                                    ----------  ----------  -----------  -----------

     Wholesale                          64,920      30,020      156,316       92,607
                                    ----------  ----------  -----------  -----------
                                    $  126,800  $   88,209  $   417,458  $   351,628
                                    ==========  ==========  ===========  ===========
ELECTRIC MARGIN (Thousands):

     Operating Revenues             $  126,800  $   88,209  $   417,458  $   351,628

     Cost of Fuel & Purchased
       Power                            77,613      31,137      212,544      121,552
                                    ----------  ----------  -----------  -----------
     Margin                         $   49,187  $   57,072  $   204,914  $   230,076
                                    ==========  ==========  ===========  ===========

ELECTRICITY SOLD (MWh):

     Residential                       353,239     351,407    1,413,094    1,418,536

     Commercial                        321,837     301,865    1,403,327    1,347,295

     Industrial                        580,691     576,290    2,431,157    2,469,862

     Miscellaneous Sales                 4,807       5,287       18,686       19,249
                                    ----------  ----------  -----------  -----------
       Total Retail                  1,260,574   1,234,849    5,266,264    5,254,942

     Wholesale                       2,602,604     918,836    5,581,999    2,673,874
                                    ----------  ----------  -----------  -----------
                                     3,863,178   2,153,685   10,848,263    7,928,816
                                    ==========  ==========  ===========  ===========

AVERAGE ELECTRIC CUSTOMERS:

     Residential                       115,905     115,025      115,365      113,309

     Commercial                         17,348      17,217       17,359       17,024

     Industrial                            175         164          171          177

     All Others                             23          23           23           23
                                    ----------  ----------  -----------  -----------
                                       133,451     132,429      132,918      130,533
                                    ==========  ==========  ===========  ===========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                    88%          98%          85%         107%
    Cooling Degree Days                     -            -           97%          91%
